Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Totals
Certificate
26,388,846.21
1,250,000,000.00
85,780,070.28
238,207.86
1,157,299.98
0.00
1,395,507.84
84,622,770.30
787,145.40
1.04952720
Balance
65.97211553
51,382,874.20
68.51049893
Total
Distribution
297,810.20
0.74452550
Unpaid
Principal
Amount
0.00
0.02535195
Principal
287,669.42
0.71917355
767,321.08 19,824.32 0.00
1.02309478
Interest
10,140.78
0.02643243
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
26,676,515.63
66.69128908
Cusip
69.53359371
Original
Certificate
Balance
400,000,000.00
52,150,195.28
Factors per Thousand
0.488750%
A-II-1
A-I-1
92975RAA6
92975RAB4 0.488750%
Ending
Factors per Thousand
Certificate
Rate
Class
A-II-2
92975RAC2 1.478750% 100,000,000.00 6,953,359.37 7,997.33 102,309.48 0.00 110,306.81 6,851,049.89
Factors per Thousand 69.53359369 0.07997330 1.02309478 1.10306808 68.51049892
Certificate
n/a 0.000000% 0.00 14,176,968.83 200,245.43 0.00 0.00 200,245.43 14,170,862.55
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 13,293,461.31 -103,577.57 362,215.93 -19,642.19 238,996.17 13,532,457.48
Pool I
Excluded*
n/a n/a 0.00 29,132,255.70 -216,800.64 593,129.37 0.00 376,328.73 29,508,584.43
Pool II
Excluded*
n/a n/a 0.00 42,425,717.01 -320,378.21 955,345.30 -19,642.19 615,324.90 43,041,041.91
Total
-19,642.19
615,324.90
43,041,041.91
0.00
42,425,717.01
-320,378.21
955,345.30
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
Cusip
92975RAA6
92975RAB4
Period
28/360
28/360
- -
AAA
Aaa AAA
Aaa AAA
Aaa
-
Moody's
12.05522%
Accrual
13.97619%
Certificate
A-I-1
A-II-1
A-II-2
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
- -
28/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
13.97619%
LIBOR/Auction
0.22875%
0.22875%
1.47875%
-
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Bond Interest Information
0.00
0.00
0.00 92975RAC2 7,997.33 0.00 0.00
92975RAA6 0.00 0.00
92975RAB4 19,824.32 0.00 0.00
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward Interest Carryforward
A-I-1 10,140.78
A-II-1
A-II-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Accou
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
1,447,879.11
Collection Activity
0.00
869,630.56
0.00
0.00
0.00
0.00
Total
194,076.68 290,579.13
0.00
Pool I
Pool II
287,669.42
0.00
194,076.68
869,630.56
1,063,707.24
96,502.45
0.00
0.00
96,502.45
0.00
0.00
0.00
0.00
384,171.87
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
287,669.42
0.00
0.00
0.00
0.00
1,157,299.98
0.00
0.00
0.00
0.00
1,157,299.98
0.00
0.00
0.00
0.00
290,579.13
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
0.00
14,176,968.83
14,170,862.55
0.00
6,106.28
8,837,898.55
8,837,898.55
4.276%
231
5,332,964.00
9,268,012.00 2,882,234.37 6,385,777.63
0.00
1,250,033,330.44
23,842
4.274%
850,033,296.68
-
-
Original Information
14,541
4.273%
232
400,000,033.76
9,301
14.323%
-
99,957,039.11
98,793,632.85
6,106.28
5,226,081.38
3.362%
10.265%
-
6,106.28
67,941,453.20
67,071,822.64
0.00
4,481,826.55
3.358%
147
85
32,015,585.91
31,721,810.21
151
80
5,339,070.28
0.00
6,106.28
744,254.83
3.372%
Overcollateralization Information
-
-
13.042%
Pool I
Collateral Information
Periodic Information
Pool II
Total
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Accoun
Ending Balance
0.00
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
Additional Account Activity
Pool I
Pool II
Total
0.00 0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
Delinquency Information
3.261%
0.442%
0.253%
0.114%
3
5
151,831.02 2
4 140,257.77
Pool I
$
%
$
%
0.413%
0.479%
#
#
2 130,854.13
9 283,801.94
221,030.67
23
272,626.99
1,034,381.97
80,360.88
%
0.895%
#
$
0.697%
0.859%
36,303.72
1
1
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
#
$
%
10 2,160,611.60
$
%
1 101,998.52 0.152%
1 184,975.46 0.276%
3.221%
13 2,491,555.47 3.715%
30 4,413,785.27 6.581%
2 605,591.69 0.903%
3 284,981.13 0.425%
4 364,014.55 0.543%
Delinquency Information
Pool II
0.720%
#
$
%
7 482,666.97
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 03/25/10
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
No
Yes
No
No
Yes
28,308.94
0.00
8.096%
Amortization Period
16,674.39
No
0.00
13,339.83
3,334.56
0.00
0.00
60.720%
Additional Reporting Items
Pool I
Pool II
7,387.94
Additional Information
Fees
3,168,866.36
0.00
No
31.184%
0.00
812,993.04
0.418%
0.00
0.00
12.186% No
0.00
11.526%
11.699%
35,696.88
Yes
0.00